Exhibit 10.(a)

                     FOURTH AMENDMENT TO THE

                   BROWN GROUP, INC. EXECUTIVE

                         RETIREMENT PLAN
                         ---------------


          WHEREAS, Brown Group, Inc. ("Company") and its

Affiliates have adopted the Brown Group, Inc. Executive

Retirement Plan (the "Plan") for the benefit of eligible

employees of the Company and its affiliates; and

          WHEREAS, the Company retained the right to amend the

Plan pursuant to Section V.G thereof; and

          WHEREAS, the Company desires to amend and restate the

Plan effective as of January 1, 1998;

          NOW, THEREFORE, effective as of January 1, 1998, the

Plan is amended and restated to read as follows:



                            SECTION I
                            ---------

                           DEFINITIONS
                           -----------

          A.   "Affiliate" means any corporation which, with the

consent of the Board of Directors of the Company, adopts the

Plan.

          B.   "Change of Control" means a change of control of

the Company which shall be deemed to occur if:

               1.   any person other than the Company shall

     acquire more than 25% of the Company's common stock through a tender offer, exchange offer or otherwise; or

               2.   the Company shall be liquidated or dissolved

     following a sale of all or substantially all of its assets;

     or

               3.   the Company shall not be the surviving parent

     corporation resulting from any merger or consolidation to

     which it is a party.

          C.   "Code" means the Internal Revenue Code of 1986, as

amended.

          D.   "Committee" means the committee appointed pursuant

to Section IV.

          E.   "Company" means Brown Group, Inc., a New York

corporation.

          F.   "Early Retirement Benefit" means the early

retirement benefit payable to a Participant under Section

III.A.2. of the Plan on his Early Retirement Date under the

Retirement Plan.

          G.   "Effective Date" means January 1, 1983.

          H.   "Employee" means a person employed by the

Employer.

          I.   "Employer" means the Company or an Affiliate.

          J.   "Normal Retirement Benefit" means the benefit

payable to a Participant under Section III.A.1. of the Plan on his Normal Retirement Date under the Retirement Plan.

          K.   "Participant" means an Employee who has satisfied

the eligibility requirements of Section II.

          L.   "Plan" means this Brown Group, Inc. Executive

Retirement Plan.

          M.   "Pre-Retirement Death Benefit" means the death

benefit payable under Section III.A.3. of the Plan.

          N.   "Retirement Plan" means the Brown Group, Inc.

Retirement Plan.



                           SECTION II
                           ----------

                           ELIGIBILITY
                           -----------

          On and after the Effective Date, the Committee may, in

its sole discretion, by notice in writing, designate any highly paid key Employee who is a participant in the Retirement Plan, a

Participant in this Plan.

                           SECTION III
                           -----------

                            BENEFITS
                            --------

          A.   Subject to B., below, benefits shall be payable

under the Plan only to those Participants who are receiving a

Benefit under the Retirement Plan or to the surviving beneficiary of a Participant entitled to a death benefit under the Retirement

Plan.

               1.   The Normal Retirement Benefit payable under

     the Plan shall equal (a) minus (b) below, where:

                         (a)  equals the Normal Retirement

          Benefit calculated under the Retirement Plan without

          regard to the limitations imposed by Sections 415 and

          401(a)(17) of the Code but adjusted by substituting

          1.465% where 1.425% appears in Section I.A. of the

          Retirement Plan, and

                         (b)  equals the Normal Retirement

          Benefit payable under the Retirement Plan.

               2.  The Early Retirement Benefit payable under the

     Plan shall equal (a) minus (b), below, where:

                         (a)  equals the Normal Retirement

          Benefit calculated under the Retirement Plan without

          regard to the limitations imposed by Sections 415 and

          401(a)(17) of the Code but adjusted by substituting

          1.465% where 1.425% appears in Section I.A. of the

          Retirement Plan, and by reducing such benefit to the

          retiree by .8333% for each full month between his Early

          Retirement Date under the Retirement Plan and the first

          of the month coincident with or next following the

          month in which the retiree attains age 60; and

                         (b)  equals the Early Retirement Benefit

          payable under the Retirement Plan.

               3.   The deferred vested benefit payable at Normal

     Retirement Date under the Plan shall equal (a) minus (b)

     below, where:

                         (a)  equals the deferred vested benefit

          calculated under Section VII of the Retirement Plan

          without regard to the limitations imposed by

          Sections 415 and 401(a)(17) of the Code, but adjusted

          by substituting 1.465% where 1.425% appears in

          Section I.A. of the Retirement Plan; and

                         (b)  equals the deferred vested benefit

          payable under Section VII of the Retirement Plan.

                         If benefits begin on or after attainment

          of age 55 and completion of at least ten years of

          Credited Service, the Early Retirement reduction

          factors specified in Section III.A.2(a) of this Plan

          shall be applied to the deferred vested benefit

          described above.

               4.   The Pre-Retirement Death Benefit payable

     under the Plan shall equal (a) minus (b) below, where:

                         (a)  equals the Pre-Retirement Death

          Benefit calculated under the Retirement Plan without

          regard to the limitations imposed by Sections 415 and

          401(a)(17) of the Code, but adjusted (1) by

          substituting 1.465% where 1.425% appears in Section

          I.A. of the Retirement Plan, (2) by substituting the

          Early Retirement reduction factors specified in

          Section III.A.2(a) of this Plan for those specified in

          the Retirement Plan, and (3) by substituting for "fifty

          percent (50%)" in VI(A)(5)(a) of the Retirement Plan

          the following:

                                   (i)  "seventy-five percent

               (75%)" if the Participant had not attained age 55

               at his death and

                                   (ii) "one-hundred percent

               (100%)" if the Participant had attained age 55 at

               his death; and

                         (b)  equals the Pre-Retirement Death

          Benefit payable under the Retirement Plan.

               5.   Notwithstanding anything in this Plan to the

     contrary, for purposes of calculating the benefits of Brian

     C. Cook or Harry E. Rich under A.1, A.2, A.3 or A.4, an

     additional ten (10) years of Credited Service shall be

     credited to Brian C. Cook's and Harry E. Rich's actual or

     deemed Credited Service.

               6.   The additional retirement benefits payable by

     the Company to B. A. Bridgewater, Jr. in accordance with the terms of a letter from the Company to Mr. Bridgewater dated

     June 2, 1988, as well as any additional benefits provided

     under written contractual commitments to any other

     Participant, shall be payable from the Plan.

          B.   Notwithstanding anything else contained in the

Plan, in the event of a Change of Control, the Company shall determine the lump sum actuarial equivalent of the benefits

payable under Section III.A as if the Participant retired under the Retirement Plan as of the effective date of the Change of

Control (using the same actuarial assumptions which are used in calculating benefits under the Retirement Plan at the time of the

Change of Control and assuming that any accrued benefits under the Retirement Plan were fully vested) and shall pay such amount to the Participant within 30 days after such date in full

discharge of its obligations under the Plan.  Following such payment the Plan shall terminate.

          C.   The benefit payable under A.1, A.2, A.3 or A.4,

above, and such portion of the benefit payable under A.5 or A.6 above, the form of payment of which is not otherwise specifically provided for in the letters referred to therein, will be paid in monthly installments for the life of the Participant (or the

Participant's beneficiary, in the case of the benefit payable under A.4); provided however, that the Participant (or the

Participant's beneficiary, in the case of the benefit payable under A.4) may, with the consent of the Committee, elect to

receive such benefit in a lump sum or in any of the optional forms of payments available under the Retirement Plan, such lump sum and optional forms to be of equivalent actuarial value to the benefits payable for life using the same actuarial assumptions which are used in calculating benefits under the Retirement Plan;

provided further, that a Participant entitled to payments under

Section A.3 shall not be entitled to receive benefits in the form of an annuity unless he has either attained age 65 or has both attained age 55 and completed 10 years of Credited Service.  Such election shall be made pursuant to such rules as the Committee shall, from time to time, adopt; provided, however, that if a

Participant's benefits under the Retirement Plan are limited by the operation of Code Section 415, then such Participant's

benefit under this Plan may not commence any earlier than such

Participant's benefits commence under the Retirement Plan.

          D.   Except as provided in Sections A.5 and A.6, the

benefit calculated under A.1(a), A.2(a), A.3(a) and A.4(a) and the offsets calculated under A.1(b), A.2(b), A.3(b) and A.4(b)

shall be calculated based only on Credited Service under the

Retirement Plan earned up to the earlier of the date upon which the Participant terminates employment with the Company and its

Affiliates or the date as of which the Committee determines that a Participant is no longer a Participant in the Plan.

          E.   If the optional form of benefit received from the

Retirement Plan is not actuarially equivalent to the life only annuity due to the operation of the limitations under Code

Section 415, then the benefit payable from this Plan shall be adjusted so that the actuarial value of the total benefit from both this Plan and the Retirement Plan shall not exceed the

actuarial value of the benefit specified in A.1(a), A.2(a),

A.3(a) or A.4(a), whichever applies.

                           SECTION IV
                           ----------

               ADMINISTRATION AND CLAIMS PROCEDURE
               -----------------------------------

          A.   The Board of Directors of the Company shall

appoint a Committee of not less than three persons, who shall serve without compensation at the pleasure of the Board of

Directors. Upon death, resignation or inability of a member of the Committee to continue, the Board of Directors shall appoint a successor. The Chief Financial Officer of the Company shall not serve as a member of the Committee.

          B.   The Committee shall construe, interpret and

administer all provisions of the Plan and a decision of a

majority of the members of the Committee shall govern.

          C.   A decision of the Committee may be made by a

written document signed by a majority of the members of the

Committee or by a meeting of the Committee. The Committee may authorize any of its members to sign documents or papers on its behalf.

          D.   The Committee shall appoint a Chairman from among

its members, and a Secretary who need not be a member of the

Committee. The Secretary shall keep all records of meetings and of any action by the Committee and any and all other records desired by the Committee. The Committee may appoint such agents,

who need not be members of the Committee, as it may deem

necessary for the effective exercise of its duties, and may, to the extent not inconsistent herewith, delegate to such agents any powers and duties, both ministerial and discretionary, as the

Committee may deem expedient and appropriate.

          E.   No member of the Committee shall make any decision

or take any action covering exclusively his own benefits under the Plan, but all such matters shall be decided by a majority of the remaining members of the Committee or, in the event of

inability to obtain a majority, by the Board of Directors of the

Company.

          F.   A Participant who believes that he is being denied

a benefit to which he is entitled (hereinafter referred to as

'Claimant') may file a written request for such benefit with the

Committee setting forth his claim. The request must be addressed to: Committee, Brown Group, Inc. Executive Retirement Plan, 8400

Maryland Avenue, St. Louis, Missouri 63105.

          G.   Upon receipt of a claim the Committee shall advise

the Claimant that a reply will be forthcoming within 90 days and shall in fact deliver such reply in writing within such period.

The Committee may, however, extend the reply period for an

additional 90 days for reasonable cause. If the claim is denied in whole or in part, the Committee will adopt a written opinion using language calculated to be understood by the Claimant

setting forth:

                    1.   the specific reason or reasons for

          denial,

                    2.   the specific references to pertinent

          Plan provisions on which the denial is based,

                    3.   a description of any additional material

          or information necessary for the Claimant to perfect

          the claim and an explanation why such material or such

          information is necessary,

                    4.   appropriate information as to the steps

          to be taken if the Claimant wishes to submit the claim

          for review, and

                    5.   the time limits for requesting a review

          under Subsection H and for the review under Subsection I.

          H.  Within sixty days after the receipt by the

Claimant of the writtenopinion described above, the Claimant may request in writing that the Chief Financial Officer of the

Company review the determination of the Committee.  Such request must be addressed to:  Chief Financial Officer, Brown Group, Inc.

8400 Maryland Avenue, St. Louis, Missouri 63105.  The Claimant or

his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Chief Financial Officer.  If the Claimant

does not request a review of the Committee's determination by the

Chief Financial Officer within such sixty-day period, he shall be barred and estopped from challenging the Committee's

determination.

          I.  Within sixty days after the Chief Financial

Officer's receipt of a request for review, he will review the

Committee's determination. After considering all materials

presented by the Claimant, the Chief Financial Officer will

render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the

pertinent Plan provisions on which the decision is based. If special circumstances require that the sixty-day time period be extended, the Chief Financial Officer will so notify the Claimant and will render the decision as soon as possible but not later than 120 days after receipt of the request for review.

                            SECTION V
                            ---------

                          MISCELLANEOUS
                          -------------

          A.   Plan Year.  The Plan Year shall be the calendar

year.

          B.   Spendthrift.  No Participant or beneficiary shall

have the right to assign, transfer, encumber or otherwise subject to lien any of the benefits payable or to be payable under this

Plan.

          C.   Incapacity.  If, in the opinion of the Committee,

a person to whom a benefit is payable is unable to care for his affairs because of illness, accident or any other reason, any payment due the person, unless prior claim therefor shall have been made by a duly qualified guardian or other duly appointed and qualified representative of such person, may be paid to some member of the person's family, or to some party who, in the

opinion of the Committee, has incurred expense for such person.

Any such payment shall be a payment for the account of such

person and shall be a complete discharge of any liability.

          D.   Employee Rights.  The Employer, in adopting this

Plan, shall not be held to create or vest in any Employee or any other person any benefits other than the benefits specifically provided herein, or to confer upon any Employee the right to remain in the service of the Employer.

          E.   Service of Process and Plan Administrator.

                    1.   The Treasurer of the Company shall be

          the agent for service of legal process.

                    2.   The Company shall constitute the Plan

          Administrator.

          F.   Unfunded Plan.  The Plan shall be unfunded until

after a Change of Control. All payments to a Participant under the Plan shall be made from the general assets of the Employer.

The rights of any Participant to payment shall be those of an unsecured general creditor of the Employer.

          G.   Company Rights.  The Company reserves the right to

amend or terminate the Plan. Each Employer may terminate its participation in the Plan at any time.

          H.   Reemployment.  If a Participant is receiving

benefits under the Plan and is re-employed by an Employer,

benefits shall cease until he is no longer employed by an

Employer.

          I.   Governing Law.  The Plan shall be governed and

construed according to the laws of the State of Missouri.

          IN WITNESS WHEREOF, Brown Group, Inc. has caused this

Amendment to be executed by its duly authorized officers this

3rd   day of   December, 1998.



                              BROWN GROUP, INC.



                              By   /s/ Andrew M. Rosen
                                 ---------------------------



ATTEST:  /s/ Robert D. Pickle.
      ---------------------------